… a better banking experience CU Bancorp 2014 Annual Shareholder Meeting Exhibit 99.1

Forward-Looking Statements
This press release contains certain forward-looking information about CU Bancorp (the“Company”), 1 Enterprise Bank and the combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements.  We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete future acquisitions, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all;
the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; legal matters could be filed against the Company and could take longer or cost more than expected to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters and drought, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans and leases or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any capital activities cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in CU Bancorp’s public filings with the U.S. Securities and Exchange Commission (the “SEC”).  Additional risks and uncertainties relating to the proposed transaction with 1st Enterprise Bank include, but are not limited to: the ability to complete the proposed transaction; the length of time necessary to consummate the proposed transaction; the ability to successfully integrate the two institutions and achieve expected synergies and operating efficiencies on the expected timeframe; unexpected costs relating to the proposed transaction; and the potential impact on the institutions’
respective businesses as a result of uncertainty surrounding the proposed transaction. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect,
CU Bancorp’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. CU Bancorp assumes no obligation to update such forward-looking statements.  For a more complete discussion of risks and uncertainties, investors and security holders are urged to read CU Bancorp’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by CU Bancorp with the SEC. The documents filed by CU Bancorp with the SEC may be obtained at CU Bancorp’s website at www.cubancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 818-257-7700.
CU BANCORP, CALIFORNIA UNITED BANK AND 1 ENTERPRISE BANK MERGER ANNOUNCEMENT
On June 3, 2014, CU Bancorp announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) among CU Bancorp, California United and 1st Enterprise Bank, a California state-chartered commercial bank (“1st Enterprise”) pursuant to which CU Bancorp will acquire 1st Enterprise Bank by merging 1st Enterprise Bank with and into California United Bank (the“Merger”). California United Bank will survive the Merger and will continue the commercial banking operations of the combined bank following the Merger. Under the terms of the Merger Agreement, holders of 1st Enterprise Bank common stock will receive shares of CU Bancorp common stock based upon a fixed exchange ratio of 1.3450 shares of CU Bancorp common stock for each share of 1st Enterprise Bank common stock. The U.S. Treasury, as the holder of all outstanding shares of 1st Enterprise Bank preferred stock granted in connection with 1st Enterprise’s participation in the Treasury’s Small Business Lending Fund program, will receive, in exchange for these shares, a new series of CU Bancorp preferred stock having the same rights
(including with respect to dividends), preferences, privileges, voting powers, limitations and restrictions as the 1st Enterprise preferred stock. The Merger is subject to customary closing conditions.
ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION WITH 1 ENTERPRISE BANK AND WHERE TO FIND IT
Investors and security holders are urged to carefully review and consider each of CU Bancorp’s public filings with the SEC, including but not limited to its annual reports on Form 10-K, proxy statements, current reports on Form 8-K and quarterly reports on Form 10-Q. The documents filed by CU Bancorp with the SEC may be obtained free of charge at CU Bancorp’s website at www.cubancorp.com or at the SEC website at
www.sec.gov.
These documents may
also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 818-257-7700.
The information on CU Bancorp’s website is not, and shall not be deemed to be, a part of this filing or incorporated into other filings CU Bancorp makes with the SEC.
In connection with the proposed merger of California United Bank with 1 Enterprise Bank, CU Bancorp filed a registration statement on Form S-4 with the SEC to register the shares of CU Bancorp common stock to be issued to shareholders of 1 Enterprise Bank. The registration statement included a joint proxy statement of CU Bancorp and 1 Enterprise and a prospectus of CU Bancorp. Each party has filed other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CU Bancorp and 1 Enterprise Bank are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they contain important information about the proposed transaction.
Investors and security holders can obtain the
registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from CU Bancorp by writing to the address provided in the paragraph above.
PARTICIPANTS IN THE SOLICITATION
CU Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CU Bancorp and 1st Enterprise Bank in connection with the transaction. Information about the directors and executive officers of CU Bancorp is set forth in its annual report on Form 10-K/A filed with the SEC on April 29, 2014.
1st Enterprise Bank and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CU Bancorp and 1st Enterprise Bank in connection with the Merger.
Additional information regarding the interests of these participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the Merger.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
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Highlights – First 10 Years
May 2005 – Original CUB executive team reunited
Headquartered in Encino
Opened West L.A. 2006
Opened Santa Clarita 2007
Opened Conejo Valley 2008
Opened South Bay 2009
Cal Oaks 2010
First Regional Team 2010
Premier Commercial Bank – Orange County 2012
Transferred listing to NASDAQ 2012
Added to Russell 3000 2013
$1.5 billion in assets in nine years
1
st
Enterprise Merger 2014

Merger is a Great Fit of People and Culture
Blending the best of two high performing
organizations
Complementary branch locations and customer-first
cultures fit like a glove
Brings together some of the top bankers and banking
support staff in Southern California
Larger organization provides increased opportunities
for continued professional growth

Robust Market
Source: The World Bank and Center for the Continuing Study of the California Economy
The LA Basin is the 16
th
largest economy in the world; it includes Los
Angeles, Orange, Riverside, San Bernardino and Ventura counties
Rank in
World Country
2013 GDP in
$billions
14 South Korea 1,305
15 Mexico 1,261
LA Basin 995
16 Indonesia 868
17 Turkey 820
18 Netherlands 800
19 Saudi Arabia 745
20 Switzerland 650
.
.
.
53 San Diego 191

Palmdale
Adelanto
Apple Valley
Victorville
Vincent
Goleta
Santa Barbara
Isla Vista
Mira Monte
Santa Paula
Santa Clarita
Ventura
Moorpark
Simi Valley
San Fernando
Thousand Oaks
Agoura Hills
Santa Monica Mountains
Burbank
La Canada Flintridge
Altadena
Glendale
Pasadena
Glendora
West Hollywood
Alhambra
Baldwin Park
El Monte
Los Angeles
Rancho Cucamonga
San Bernardino
Ontario
Colton
Redlands
Crestline
Big Bear Lake
San Bernardino National Forest
Santa Cruz Island
Culver City
Montebello
Whittier
Inglewood
Downey
La Habra
Walnut
Pomona
Chino
Rubidoux
Riverside
Yucaipa
Norwalk
Yorba Linda
Fullerton
Torrance
Carson
Lakewood
Garden Grove
Lomita
Long Beach
Santa Ana
Seal Beach
Huntington Beach
Irvine
Costa Mesa
Mission
Newport Beach
Laguna Beach
Dana Point
San Clemente
Perris
San Jacinto
Banning
Temecula
Fallbrook
Bonsall
Oceanside
Vista
San Marcos
Santa Catalina Island
Avalon
San Nicolas Island

CU BANCORP

Announced Merger with 1
st
Enterprise Bank Has
Attractive Footprint and Large Branch Size
6
CUNB (8 branches)
FENB (3 branches; 1 LPO)
Inland Empire:
FENB: $76 million
Downtown LA:
FENB: $312 million
Irvine/Newport Beach:
CUNB: $147 million
FENB: $290 million
Pro Forma: $437 million
Santa Clarita Valley:
CUNB: $77 million
Simi Valley:
CUNB: $12 million
West LA:
CUNB: $279 million
San Fernando Valley:
CUNB: $235 million
Anaheim:
CUNB: $199 million
$100 Million+ Branches
Woodland Hills LPO
South Bay:
CUNB: $69 million
Conejo Valley:
CUNB: $219 million
Source: CUNB and FENB; branch deposits data as of Sept. 30, 2014

60% Decline
14,496
14,417
14,210
13,723
13,137
12,715
12,347
11,927
11,467
10,961
10,453
9,943
9,530
9,144
8,777
8,582
8,315
8,082
7,888
7,770
7,631
7,526
7,401
7,284
7,088
6,840
6,530
6,291
6,096
5,876
5,809
5,757
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Q1-14
Q12-14

CU BANCORP

7 Trend of Concentration Continues to Decrease the Number of Commercial Banks Source: SNL Financial 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Number of FDIC Insured Commercial Banks

Only Nine Banks in Southern California with
Assets of $1-10 Billion
Bank
Assets in
$billions County
CVB Financial Corp. 7.4 San Bernardino
BBCN Bancorp, Inc. 6.9 Los Angeles
Farmers & Merchants Bank of Long Beach 5.5 Los Angeles
Opus Bank 4.7 Orange
Banc of California, Inc. 4.4 Orange
Wilshire Bancorp, Inc. 3.7 Los Angeles
Community Bank 3.5 Los Angeles
Hanmi Financial Corporation 3.1 Los Angeles
Grandpoint Bank 2.5 Orange
CU Bancorp - pro forma 2.3 Los Angeles

9 Number of U.S. Banks and Thrifts by Asset Size 5639 486 69 45 20 9 0 1000 2000 3000 4000 5000 6000 Less than $1 B $1 - $5 B $5 - $10 B $10 - $25 B $25 - $50 B $50 - $100 B

Third Quarter 2014 Highlights
Net income of $2.55 million, 2.9% increase from $2.48 million in 3Q13
Core net income of $3.2 million, 28% increase from $2.5 million in 3Q13
Core EPS of $0.28, 22% increase from $0.23 in 3Q13
Continued strong credit quality
NPAs to total assets of 0.30%
Net recoveries of $29 thousand in 3Q14

2014 Highlights
For the Nine Months Ended
Income Statement 2014 2013 % change
EPS $0.70 $0.66 6%
Net income 7,601 6,953 9%
Core net income 8,729 6,996 25%
Balance Sheet, as of September 30, 2014 2013
Total loans 978,800 909,642 8%
Total deposits 1,262,947 1,176,349 7%
Total loans increased $69 million or 8%, from 3Q13
Total deposits increased $87 million or 7%, from 3Q13
Non-interest bearing deposits increased $89 million or 14.5%, from 3Q13

Strong Credit Quality Trend Continues
CUB credit quality at Sept. 30, 2014:
Total nonaccrual loans of $4.4 million or 0.44% of total loans
NPAs to total assets of 0.30%
NPAs at lowest level in five years
Net recoveries year to date of $227 thousand
Net recoveries in first three quarters of 2014
Peer group includes California banks or bank holding companies with total assets between $1.0-2.0 billion; source: SNL.
NPAs to total assets
Net charge-offs
1.12%
1.42%
1.19%
1.09%
0.68%
0.30%
4.94%
4.19%
3.06%
2.31%
1.89%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
2009 2010 2011 2012 2013 3Q14
CUB Peer Group Avg.
0.80%
0.49%
- 0.04%
0.08%
0.12%
-0.02%
2.20%
1.50%
0.94%
0.82%
0.21%
- 0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2009 2010 2011 2012 2013 3Q14
CUB Peer Group Avg.

Noninterest bearing deposits
Interest bearing deposits
Noninterest bearing deposits
Interest bearing deposits
Combination of Two Growth-Oriented Franchises
Source: SNL Financial
1 Mean analyst estimate as of June 2, 2014
2 Analyst estimate as of June 2, 2014
FENB Performance
26%
16%
29%
CAGR
27%
CAGR
1
CUNB Performance
Gross Loans ($mm) Total Deposits ($mm) Net Income to Common ($mm)
Gross Loans ($mm) Total Deposits ($mm) Net Income to Common ($mm)
$691
$1,078
$1,232
$1,263
$215
$287
$316
$338
$282
$325
$327
$353
$0
$200
$400
$600
$800
2011 2012 2013 Q32014
$497
$612
$643
$691
$381
$544
$632
$698
$310
$535
$600
$565
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2011 2012 2013 Q32014
0
100
200
300
400
500
600
2011 2012 2013 Q32014
$293
$409
$505
$570
$4.8
$6.1
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
2013 2014E²
0
200
400
600
800
1000
1200
2011 2012 2013 Q32014
$489
$855
933
$979
$9.8
$11.3
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2013 2014E

Total assets $1.5bn $0.8bn $2.3bn
Total loans $1.0bn $0.6bn $1.6bn
Total deposits $1.3bn $0.7bn $2.0bn
Market capitalization $222mm $102mm
Number of branches 8 3 + LPO 10 + LPO
Tang. common equity ratio 9.3% 7.3% 8.1%
Tier I leverage ratio 10.1% 9.5% 9.6%
Total risk-based ratio 12.8% 11.4% 11.5%
Cost of deposits (Q3 2014) (%) 0.11% 0.12% 0.11%
Nonperforming assets/total assets (%) 0.30% 0.00% 0.19%
LTM Core ROAA (%) 0.80%
4
0.86%
4
LTM ROATCE (%) 8.3%
4
10.8%
4
Pro Forma Financial Profile
Pro Forma
$324mm
0.9-1.1%
11-12%
1 Based on financial information as of Sept. 30, 2014, unless otherwise noted
2 Based on market data as of Nov. 3, 2014
3 Projected at close
4 Source: SNL Financial
5 Projected 2016 results with fully phased-in cost savings
2
2
2
1
5
5
3
3
3

Uniquely Attractive Southern California Franchise
1 Market cap based on CUNB closing price on Nov. 4, 2014; balance sheet and deposit franchise data as of Sept. 30, 2014
Source: SNL Financial; peer data based on Sept. 30, 2014 financial data
Pro forma company will be 1 of 7 commercial banks headquartered in Southern
California and traded on NASDAQ or NYSE with total assets of $2.0 - $10.0 billion
Pro forma Company is a uniquely attractive franchise within this market
Business banking focus
Growth profile (balance sheet and EPS)
Stellar funding base (loan/deposit ratio, deposit composition and deposit cost)
Large branch size
Balance Sheet Loan Portfolio Deposit Franchise
Company
Market
Cap.
($mm)
Total
Assets
($bn)
Loans/
Deposits
(%)
C&I + OO
CRE
(%)
CRE
NOO
(%)
MRQ
Cost of
Deposits
(%)
Non-
Interest
Bearing
(%)
Avg.
Branch
Deposits
($mm)
CVB Financial Corp. 1,518 7.4 64 30 41 0.09 53 121
BBCN Bancorp, Inc. 1,160 6.9 99 48 44 0.54 27 107
Opus Bank 861 4.7 106 20 15 0.57 17 54
Banc of California, Inc. 333 4.4 75 13 10 0.70 13 120
Wilshire Bancorp, Inc. 723 3.7 99 41 45 0.53 29 83
Hanmi Financial Corporation 672 3.1 92 51 39 0.50 36 75
Pro Forma CUNB 324 2.3 79 55 29 0.11 53 177
1

Benefits to all Stakeholders
Scarcity value of $2.3 billion asset SoCal business banking platform
Financially compelling projected pro forma results
Enhanced trading liquidity with larger pro forma market capitalization
Broadened investor base
Shared high standard for the quality of customer service
Expanded footprint and market reach
Larger lending base
Broader product offerings
Partnership approach to forming pro forma management team
Partnership of both boards of directors with strong ties to community
Branch consolidation in Irvine
Shareholders
Customers
Employees

Reconciliation of Non-GAAP Measures
Core Net Income
(Unaudited)
The Company utilizes the term Core Net Income, a non-GAAP financial measure.  CU Bancorp’s management believes Core Net Income is useful because it is a measure utilized by management and market analysts to understand the effects of merger expenses and provides an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  Core net income should not be viewed as a substitute for net income.  A reconciliation of CU Bancorp’s Net Income to Core Net
Income is presented in the tables below for the periods indicated:
(Dollars in thousands except per share data)
Nine Months Ended
September 30, 2014 September 30, 2013
Net Income $ 7,601 $ 6,953
Add back:  Merger related expenses 1,128 43
Core Net Income $ 8,729 $ 6,996
Three Months Ended
September 30, 2014 September 30, 2013
Net Income $ 2,549 $ 2,477
Add back:  Merger related expenses 631 –
Core Net Income $ 3,180 $ 2,477
Diluted Average Shares Outstanding 11,190,000 10,848,000
Diluted Earnings Per Share $ 0.23 $ 0.23
Diluted Core Earnings Per Share* $ 0.28 $ 0.23
*Diluted Core Earnings Per Share: Annualized core net income/diluted average shares outstanding